Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.14

AMENDMENT NO. 2
TO THE LICENSE AGREEMENT

This Amendment No. 2 to the License Agreement (this “Amendment No. 2”) is effective as of February 9 2021, by and between Avalyn Pharma Inc., a Delaware corporation having its principal place of business at 701 Pike Street Ste. 1500 Seattle, WA 98101, USA (“Avalyn”), and PARI Pharma GmbH, a Geiman corporation having its principal place of business at Moosstrasse 3, 82319 Starnberg, Germany (“PARI”) (each of Avalyn and PARI being individually a “Party” and together the “Parties”).

A. WHEREAS, PARI and Avalyn (formerly known as Genoa Pharmaceuticals, Inc.) are parties to that certain License Agreement, dated as of April 3, 2017, as amended by Amendment No. 1, dated as of October 15, 2020 (the “Agreement”); and

B. WHEREAS, PARI and Avalyn are parties to that certain Quality Agreement For Clinical Trial Supply, dated as of January 21, 2020 (the “Quality Agreement”); and

C. WHEREAS, the Parties wish to amend the Agreement as set forth herein to reflect new prices for the Nebulizer Handset and to define a price for a single Aerosol Head, both for clinical development.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Capitalized terms used but not defined in this Amendment No. 2 will have the meanings ascribed to them in the Agreement or in the Quality Agreement.
2.
The maximum price per Handset set forth in section 9.2 (Clinical Development), sequential number (i) is hereby deleted and replaced by the following maximum price: [***].
3.
The following maximum price shall be added to the price listing in section 9.2 (Clinical Development) as sequential number (iv), preceding the clause “in each case excluding any taxes, shipping and storage costs associated with such Device.”: [***].
4.
The new prices defined in subsections 2 and 3 above shall apply to all purchase orders placed by Avalyn at PARI or any of its Affiliates after the effective date of this Amendment No. 2.
5.
Upon execution, this Amendment No. 2 shall be made a part of the Agreement and shall be incorporated by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

ACTIVE/204421759.1

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 2 to be executed by its duly authorized representatives.

PARI PHARMA GMBH	AVALYN PHARMA INC.
[***]	[***]